EX-99.B(a)artamend1

ARTICLES OF AMENDMENT

TO

ARTICLES OF INCORPORATION

OF

W&R FUNDS, INC.

             Pursuant to Sections 2-105, 2-605 and 2-607 of the Maryland General Corporation Law, W&R Funds, Inc. (the "Corporation"), a Maryland corporation, having its principal office in Baltimore, Maryland, hereby adopts the following Articles of Amendment to the Corporation's Articles of Incorporation, as previously supplemented and amended ("Articles of Incorporation"):

             FIRST: That the Board of Directors of the Corporation, at a meeting held on November 13, 2002, adopted resolutions authorizing the reallocation of shares of the capital stock of the Corporation.

             SECOND: The capital stock of the Corporation is divided into series and classes and there are no changes in the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption as shares of capital stock as set forth in the Corporation's Articles of Incorporation.

             THIRD: Pursuant to the authority expressly vested in the Board of Directors of the Corporation by Article FIFTH of the Articles of Incorporation of the Corporation, the Board of Directors has heretofore duly designated, in accordance with Maryland General Corporation Law, the aggregate number of shares of capital stock which the Corporation is authorized to issue at Six Billion (6,000,000,000) shares of capital stock (par value $0.01 per share), amounting in the aggregate to a par value of Sixty Million Dollars ($60,000,000). Such shares have heretofore been classified by the Board of Directors among the series of the Corporation as follows:

Asset Strategy Fund Class A Shares	50,000,000 shares
Asset Strategy Fund Class B Shares	50,000,000 shares
Asset Strategy Fund Class C Shares	50,000,000 shares
Asset Strategy Fund Class Y Shares	50,000,000 shares
Core Equity Fund Class A Shares	50,000,000 shares
Core Equity Fund Class B Shares	50,000,000 shares
Core Equity Fund Class C Shares	250,000,000 shares
Core Equity Fund Class Y Shares	50,000,000 shares
High Income Fund Class A Shares	50,000,000 shares
High Income Fund Class B Shares	50,000,000 shares
High Income Fund Class C Shares	50,000,000 shares
High Income Fund Class Y Shares	50,000,000 shares
International Growth Fund Class A Shares	50,000,000 shares
International Growth Fund Class B Shares	50,000,000 shares
International Growth Fund Class C Shares	250,000,000 shares
International Growth Fund Class Y Shares	50,000,000 shares
Large Cap Growth Fund Class A Shares	50,000,000 shares
Large Cap Growth Fund Class B Shares	50,000,000 shares
Large Cap Growth Fund Class C Shares	250,000,000 shares
Large Cap Growth Fund Class Y Shares	50,000,000 shares
Limited-Term Bond Fund Class A Shares	50,000,000 shares
Limited-Term Bond Fund Class B Shares	50,000,000 shares
Limited-Term Bond Fund Class C Shares	50,000,000 shares
Limited-Term Bond Fund Class Y Shares	50,000,000 shares
Mid Cap Growth Fund Class A Shares	50,000,000 shares
Mid Cap Growth Fund Class B Shares	50,000,000 shares
Mid Cap Growth Fund Class C Shares	250,000,000 shares
Mid Cap Growth Fund Class Y Shares	50,000,000 shares
Money Market Fund Class A Shares	50,000,000 shares
Money Market Fund Class B Shares	50,000,000 shares
Money Market Fund Class C Shares	300,000,000 shares
Municipal Bond Fund Class A Shares	50,000,000 shares
Municipal Bond Fund Class B Shares	50,000,000 shares
Municipal Bond Fund Class C Shares	50,000,000 shares
Municipal Bond Fund Class Y Shares	50,000,000 shares
Science and Technology Fund Class A Shares	50,000,000 shares
Science and Technology Fund Class B Shares	50,000,000 shares
Science and Technology Fund Class C Shares	250,000,000 shares
Science and Technology Fund Class Y Shares	50,000,000 shares
Small Cap Growth Fund Class A Shares	50,000,000 shares
Small Cap Growth Fund Class B Shares	50,000,000 shares
Small Cap Growth Fund Class C Shares	250,000,000 shares
Small Cap Growth Fund Class Y Shares	50,000,000 shares
Tax-Managed Equity Fund Class A Shares	50,000,000 shares
Tax-Managed Equity Fund Class B Shares	50,000,000 shares
Tax-Managed Equity Fund Class C Shares	250,000,000 shares
Tax-Managed Equity Fund Class Y Shares	50,000,000 shares

             FOURTH: Pursuant to the authority vested in the Board of Directors of the Corporation by Article FIFTH of the Articles of Incorporation of the Corporation, the Board of Directors hereby, in accordance with Sections 2-105 and 2-605(a)(4) of the Maryland General Corporation Law, redesignates and reclassifies the capital stock of the Corporation among the series of the Corporation, and classes thereof as follows:

Asset Strategy Fund Class A Shares	50,000,000 shares
Asset Strategy Fund Class B Shares	50,000,000 shares
Asset Strategy Fund Class C Shares	50,000,000 shares
Asset Strategy Fund Class Y Shares	50,000,000 shares
Capital ProtectionPlus Fund Class A Shares	200,000,000 shares
Core Equity Fund Class A Shares	50,000,000 shares
Core Equity Fund Class B Shares	50,000,000 shares
Core Equity Fund Class C Shares	250,000,000 shares
Core Equity Fund Class Y Shares	50,000,000 shares
High Income Fund Class A Shares	50,000,000 shares
High Income Fund Class B Shares	50,000,000 shares
High Income Fund Class C Shares	50,000,000 shares
High Income Fund Class Y Shares	50,000,000 shares
International Growth Fund Class A Shares	50,000,000 shares
International Growth Fund Class B Shares	50,000,000 shares
International Growth Fund Class C Shares	250,000,000 shares
International Growth Fund Class Y Shares	50,000,000 shares
Large Cap Growth Fund Class A Shares	50,000,000 shares
Large Cap Growth Fund Class B Shares	50,000,000 shares
Large Cap Growth Fund Class C Shares	250,000,000 shares
Large Cap Growth Fund Class Y Shares	50,000,000 shares
Limited-Term Bond Fund Class A Shares	50,000,000 shares
Limited-Term Bond Fund Class B Shares	50,000,000 shares
Limited-Term Bond Fund Class C Shares	50,000,000 shares
Limited-Term Bond Fund Class Y Shares	50,000,000 shares
Mid Cap Growth Fund Class A Shares	50,000,000 shares
Mid Cap Growth Fund Class B Shares	50,000,000 shares
Mid Cap Growth Fund Class C Shares	200,000,000 shares
Mid Cap Growth Fund Class Y Shares	50,000,000 shares
Money Market Fund Class A Shares	50,000,000 shares
Money Market Fund Class B Shares	50,000,000 shares
Money Market Fund Class C Shares	200,000,000 shares
Municipal Bond Fund Class A Shares	50,000,000 shares
Municipal Bond Fund Class B Shares	50,000,000 shares
Municipal Bond Fund Class C Shares	50,000,000 shares
Municipal Bond Fund Class Y Shares	50,000,000 shares
Science and Technology Fund Class A Shares	50,000,000 shares
Science and Technology Fund Class B Shares	50,000,000 shares
Science and Technology Fund Class C Shares	250,000,000 shares
Science and Technology Fund Class Y Shares	50,000,000 shares
Small Cap Growth Fund Class A Shares	50,000,000 shares
Small Cap Growth Fund Class B Shares	50,000,000 shares
Small Cap Growth Fund Class C Shares	250,000,000 shares
Small Cap Growth Fund Class Y Shares	50,000,000 shares
Tax-Managed Equity Fund Class A Shares	50,000,000 shares
Tax-Managed Equity Fund Class B Shares	50,000,000 shares
Tax-Managed Equity Fund Class C Shares	200,000,000 shares
Tax-Managed Equity Fund Class Y Shares	50,000,000 shares

             FIFTH: The aggregate number of shares of all classes of stock of the Corporation remains at Six Billion (6,000,000,000), the par value per share remains at $0.01 per share, and the aggregate par value of all authorized stock remains Sixty Million Dollars ($60,000,000). All authorized shares that have not been designated or classified remain available for future designation and classification.

             SIXTH: The Corporation is registered with the Securities and Exchange Commission as an open-end investment company under the Investment Company Act of 1940, as amended.

             IN WITNESS WHEREOF, the undersigned Vice President of the Corporation hereby executes these Articles of Amendment on behalf of the Corporation this 13th day of November, 2002.

W&R Funds, Inc.

(Corporate Seal)

/s/Kristen A. Richards
Kristen A. Richards, Vice President

Attest: /s/Daniel C. Schulte
Daniel C. Schulte,
Assistant Secretary

             The undersigned, Vice President of W&R Funds, Inc. who executed on behalf of said Corporation the foregoing Articles of Amendment, of which this certificate is made a part, hereby acknowledges, in the name and on behalf of said Corporation, the foregoing Articles of Amendment to be the act of said Corporation and further certifies that, to the best of her knowledge, information and belief, the matters and facts set forth therein with respect to the approval thereof are true in all material respects, under the penalties of perjury.

By: /s/Kristen A. Richards
Kristen A. Richards, Vice President